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                                                                    EXHIBIT (24)
                            FIRST UNION CORPORATION
                               POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of up to $1,800,000,000 aggregate initial offering price of debt securities, in addition to the currently registered debt securities having an aggregate initial offering price of up to $200,000,000, and to sign any and all amendments to such Registration Statement.

                      SIGNATURE                                                CAPACITY
         /s/           EDWARD E. CRUTCHFIELD            Chairman and Chief Executive Officer and Director
                EDWARD E. CRUTCHFIELD
          /s/              ROBERT T. ATWOOD             Executive Vice President and Chief Financial Officer
                   ROBERT T. ATWOOD
          /s/                JAMES H. HATCH             Senior Vice President and Controller (Principal
                    JAMES H. HATCH                        Accounting Officer)
          /s/              G. ALEX BERNHARDT            Director
                  G. ALEX BERNHARDT
          /s/              W. WALDO BRADLEY             Director
                   W. WALDO BRADLEY
          /s/               ROBERT J. BROWN             Director
                   ROBERT J. BROWN
          /s/               ROBERT D. DAVIS             Director
                   ROBERT D. DAVIS
          /s/              R. STUART DICKSON            Director
                  R. STUART DICKSON
           /s/                  B. F. DOLAN             Director
                     B. F. DOLAN
          /s/              RODDEY DOWD, SR.             Director
                   RODDEY DOWD, SR.
          /s/               JOHN R. GEORGIUS            Director
                   JOHN R. GEORGIUS

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
        /s/           WILLIAM H. GOODWIN, JR.           Director
               WILLIAM H. GOODWIN, JR.
          /s/              BRENTON S. HALSEY            Director
                  BRENTON S. HALSEY
          /s/             HOWARD H. HAWORTH             Director
                  HOWARD H. HAWORTH
        /s/            TORRENCE E. HEMBY, JR.           Director
                TORRENCE E. HEMBY, JR.
          /s/             LEONARD G. HERRING            Director
                  LEONARD G. HERRING
          /s/               JACK A. LAUGHERY            Director
                   JACK A. LAUGHERY
            /s/                 MAX LENNON              Director
                      MAX LENNON
          /s/              RADFORD D. LOVETT            Director
                  RADFORD D. LOVETT
         /s/              HENRY D. PERRY, JR.           Director
                 HENRY D. PERRY, JR.
         /s/            RANDOLPH N. REYNOLDS            Director
                 RANDOLPH N. REYNOLDS
           /s/                 RUTH G. SHAW             Director
                     RUTH G. SHAW
          /s/                LANTY L. SMITH             Director
                    LANTY L. SMITH
          /s/              DEWEY L. TROGDON             Director
                   DEWEY L. TROGDON
                                                        Director
                    JOHN D. UIBLE
           /s/                 B. J. WALKER             Director
                     B. J. WALKER
          /s/             KENNETH G. YOUNGER            Director
                  KENNETH G. YOUNGER

Charlotte, North Carolina
August 15, 1995